UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported in Item 5.07 below, at the 2024 Annual Meeting of Stockholders held on May 22, 2024 (the “Annual Meeting”) of aTyr Pharma, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s 2015 Stock Option and Incentive Plan, as amended (the “2015 Stock Plan”), to increase the maximum number of shares of common stock reserved and available for issuance by 3,000,000 to 10,713,670. The amendment to the 2015 Stock Plan also, among other things, eliminates the term of the 2015 Stock Plan and extends the term under which incentive stock options may be granted until February 28, 2034.

A summary of the 2015 Stock Plan, as amended, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2024 (the “Proxy Statement”). The summary and the foregoing description of the 2015 Stock Plan, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Stock Plan, as amended, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 22, 2024, the Board adopted and approved certain amendments to the Company’s Code of Business Conduct and Ethics, as reflected in an amended version of the Code of Business Conduct and Ethics (the “Code”).

The Code was amended to, among other things, augment and increase clarity and protections surrounding compliance with laws, rules and regulations and the culture of a respectful work environment free of unlawful discrimination and harassment. The description of the amendment to the Code contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Code, as amended, filed as Exhibit 14.1 to this Current Report on Form 8-K. The Code, as amended, is also available on the Company’s website at https://atyrpharma.com under the corporate governance section.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(1) The election of two Class III directors, as nominated by the Board, to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024;

(3) The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

(4) The approval of an amendment to the 2015 Stock Plan;

(5) The approval of authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4.

The number of shares of common stock entitled to vote at the Annual Meeting was 67,940,841. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 54,876,228. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of votes withheld, abstentions and broker non-votes, as applicable, with respect to each matter voted upon at the Annual Meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1 – Election of Class III Directors.

Director Nominee	Votes For	Withhold	Broker Non-Vote
Svetlana Lucas, Ph.D.	40,487,931	2,429,225	11,959,071
Sanjay S. Shukla, M.D., M.S.	42,624,285	292,871	11,959,071

Proposal 2 – Ratification of the appointment of Ernst and Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstain	Broker Non-Vote
54,516,489	327,155	32,584	—

Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Vote
42,468,397	397,926	50,833	11,959,071

Proposal 4 – Approval of an amendment to the 2015 Stock Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
42,420,639	438,006	58,511	11,959,071

Proposal 5 – Approval of authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4.

Votes For	Votes Against	Abstain	Broker Non-Vote
42,342,487	551,437	23,232	11,959,071

Item 8.01 Other Events.

In September 2022, the Company dosed the first patient in its global pivotal Phase 3 randomized, double-blind, placebo-controlled clinical trial to evaluate the efficacy and safety of efzofitimod in patients with pulmonary sarcoidosis (the “EFZO-FIT study”). The EFZO-FIT study is currently enrolling and intends to enroll up to 264 subjects with pulmonary sarcoidosis at multiple centers in the United States, Europe, Brazil, and Japan. The Company anticipates completing enrollment of the EFZO-FIT study in the second quarter of 2024, but final screenings of potential patients may lead to dosing of the final patient in July 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended
14.1	aTyr Pharma, Inc. Code of Business Conduct and Ethics, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
 Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: May 29, 2024